Trade and other payables	9 Months Ended
Sep. 30, 2024
Trade and other payables.
Trade and other payables

11. Trade and other payables

Trade and other payables are all due within one year amounting to EUR 13,416k (December 31, 2023: EUR 48,033k). During the nine months ended September 30, 2024, the decrease of EUR 34,617k in trade and other payables was primarily attributable to payments to raw material suppliers for invoices received before December 31, 2023.